Exhibit 99.2

MARINE | CONCRETE | ENGINEERING Investor Presentation October 2026

DISCLAIMER This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; and our expected margin growth; our pipeline of opportunity; the expected benefits, results, growth and integration of our acquisition of J.E. McAmis; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

/// NYSE: ORN

Orion is a leading specialty construction company that delivers complex infrastructure projects across the marine, concrete, dredging, diving, and engineering sectors. Serving public and private clients throughout the United States, the Caribbean, and beyond, Orion provides turnkey solutions for transportation, industrial, mission-critical, and waterfront infrastructure.

Backed by nearly a century of experience, a skilled workforce, extensive self-perform capabilities, and a commitment to safety, quality, and delivery, Orion is focused on creating long-term value through construction with predictable excellence.

KEY STATISTICS

$900M - $950M
2026 Revenue Guidance

$50M - $54M
2026 Adj. EBITDA Guidance

$852M
2025 Revenue

$45M
2025 Adj. EBITDA

$645M
9/30/26 Backlog

~2,000
Employees

2026 HBJ Best Places to Work


ORION
ORION

Photo: Orion Headquarters | Houston, TX

WHY ORION, WHY NOW? 1. Early innings of a multi-year infrastructure investment cycle 2. Growing end market demand supported by $27 billion pipeline and U.S. Navy contract vehicles 3. Differentiated capabilities create meaningful barriers to entry 4. Transformed operating model positioned to drive earnings and cash flow growth Photo: Grand Bahama Shipyard

EARLY INNINGS OF A MULTI-YEAR INFRASTRUCTURE INVESTMENT CYCLE Demand across Orion’s core infrastructure end markets continues to expand, supported by increasing project scale and investment activity. Award timing and backlog conversion remain the primary variables. FEDERAL & DEFENSE Shipyard modernization and mission-critical defense infrastructure PORTS & WATERWAYS Modernization supporting commerce and supply-chain resilience MISSION CRITICAL AI and cloud investment driving data center infrastructure demand INDUSTRIAL & MANUFACTURING Reshoring and domestic investment supporting new construction COASTAL RESILIENCE Investment in coastal protection and water infrastructure

Total Pipeline by Anticipated Date $14B Near-Term < 1 Yr $13B Long-Term > 1 Yr Total Pipeline by Size $14B $0–$200M $13B $200M+ DIVERSIFIED OPPORTUNITIES ACROSS CORE MARKETS PROVIDE MULTIPLE PATHS TO LONG-TERM GROWTH 1 Pipeline of opportunities is defined as specific projects that we have identified and are tracking as projects of interest and does not represent binding contracts. /// LARGE, DIVERSIFIED $27B OPPORTUNITY SET SUPPORTS LONG-TERM GROWTH

/// BUILDING A PLATFORM FOR RECURRING NAVY INFRASTRUCTURE OPPORTUNITIES

These contract vehicles shortlist a group of pre-qualified contractors eligible to compete for future task orders supporting Navy and military infrastructure projects across key Pacific and Northwest regions.

1	**$15B**	**PACIFIC DETERRENCE INITIATIVE (PDI) MACC** Contract Vehicle | Selected Team Member	• Wharves & piers • Dredging	• Aprons & waterfront assets • New facilities and upgrades
2	**$9B**	**VENTI MACC** Contract Vehicle | Prime Contractor	• Marine construction • Piers & wharves	• Waterfront infrastructure • Military facility improvements
3	**$8B**	**HAWAII / WAKE ISLAND MACC** Contract Vehicle | Selected Team Member	• New construction • Repairs & renovations	• Infrastructure modernization • Military installation improvements
4	**$8B**	**NAVFAC PACIFIC SIOP MACC** Contract Vehicle | Joint Venture Member	• Naval shipyard infrastructure • Supports the Navy's SIOP	• Hawaii & Washington • Other NAVFAC Pacific areas
5	**$700M**	**NAVFAC NORTHWEST WATERFRONT MACC** Contract Vehicle | Prime Contractor	• Waterfront construction	• NAVFAC Northwest region

PRE-QUALIFIED POSITIONS ON FIVE STRATEGIC CONTRACT VEHICLES EXPAND ORION'S ACCESS TO FUTURE NAVY INFRASTRUCTURE OPPORTUNITIES

Note: Contract vehicle capacity does not represent revenue or backlog attributable to Orion. Future work remains subject to individual task-order competition and award. Vehicles shown in order of total contract capacity.

ORION

NAVY & DEFENSE MODERNIZATION $22B+ Planned shipyard dry dock and related projects • Portsmouth, Pearl Harbor and Puget Sound dry docks lead the Navy’s shipyard program • Full shipyard modernization estimated at ~$200B through 2080 • Complex scopes span piers, dredging and mission-critical facilities LONG-DURATION FEDERAL DEMAND PORTS & MARINE TERMINALS $17B Federal IIJA Investment in U.S. ports and inland waterways • Larger vessels require deeper channels and expanded berth capacity • Channel upgrades drive follow-on wharf, terminal and intermodal work • Modernization extends well beyond routine maintenance BROAD PUBLIC + PRIVATE INVESTMENT COASTAL RESTORATION & RESILIENCE $50B Louisiana 50-year coastal master plan project portfolio • Restoration and risk-reduction projects address land loss and flooding • Dredging supports marsh creation, barrier islands and shoreline protection • Long-range plans create a durable coastal project pipeline MISSION-CRITICAL RESILIENCE SPENDING LNG, ENERGY & PETROCHEMICALS $60B+ Record U.S. LNG capital committed at FID in 2025 • Export growth requires marine terminals and related waterfront infrastructure • Docks, dredging and access channels are essential to facility operations • Private-sector investment diversifies the marine opportunity set GULF COAST PRIVATE-CAPITAL TAILWIND AMERICA’S MARITIME INFRASTRUCTURE IS BECOMING A STRATEGIC NATIONAL PRIORITY Statistics shown are representative indicators of underlying market demand and are not intended to represent Orion’s total addressable opportunity. Sources: Government Accounting Office Report GAO-26-107830; U.S. Navy Shipyard Infrastructure Optimization Program (SIOP); Infrastructure Investment and Jobs Act (IIJA); Louisiana Coastal Protection and Restoration Authority (CPRA), 2023 Coastal Master Plan; Wood Mackenzie, The US LNG boom: what’s driving investment and what could shift the momentum (2026)

Mission-Critical infrastructure is driving near-term growth, while advanced manufacturing, healthcare and commercial construction broaden Concrete's long-term opportunity set. DIGITAL INFRASTRUCTURE NEAR-TERM GROWTH DRIVER AI and cloud investment continue to support significant data center infrastructure demand. ADVANCED MANUFACTURING LONG-TERM RESHORING OPPORTUNITY Domestic manufacturing investment expands the opportunity set across industrial and mission-critical projects. HEALTHCARE AND COMMERCIAL DURABLE, DIVERSIFIED DEMAND Healthcare and commercial construction provide additional long-term demand beyond data centers. EARLY ENGAGEMENT AND PROVEN EXECUTION CREATE OPPORTUNITIES TO EXPAND SCOPES AND SUPPORT ADDITIONAL PHASES OF LARGE, MULTI-BUILDING PROJECTS DIVERSIFIED END-MARKET DEMAND SUPPORTS CONCRETE GROWTH

/// DIFFERENTIATED CAPABILITIES CREATE MEANINGFUL BARRIERS TO ENTRY

STRUCTURAL BARRIERS

$600M

Specialty equipment replacement value

1,000+

Pieces of specialty equipment

JONES ACT

Restricts foreign competition in the U.S. marine market

WHY ORION WINS

100+	40+	0.13
Years of marine construction & civil engineering	Years of commercial concrete construction	2025 LTIR vs. 2.3 industry average

01	**Predictable Excellence**	Strong safety performance and consistent on-time, on-budget delivery
02	**Early Engagement**	Clients involve Orion earlier to improve design, coordination, scheduling, and execution certainty
03	**Expanded Capabilities**	Growing site civil and earthwork services broaden the projects and scopes Orion can pursue
04	**Customer relationships**	Long-standing relationships across complex projects drive repeat awards across additional phases of work

ORION

TRANSFORMED OPERATING MODEL POSITIONED TO DRIVE EARNINGS AND CASH FLOW GROWTH Orion deliberately strengthened its capabilities ahead of a significant wave of infrastructure demand. PRE-2022 2022-2026 2026+ LEGACY BUSINESS MODEL BUSINESS TRANSFORMATION SCALING FOR PROFITABLE GROWTH • Broader project pursuit strategy • Opportunity to strengthen operating discipline • More concentrated on smaller-scale projects • Instituted disciplined bidding and risk management • Improved project execution and profitability • Expanded capabilities and addressable markets • Positioned Orion to pursue larger, more complex $200M+ opportunities • Enhanced financial flexibility through a new long-term credit facility • Positioned in attractive infrastructure end markets • Complement organic growth through M&A • Modernized ERP and project management systems to enhance operating execution • Significant operating leverage as revenue scales • Focus on converting growth into higher EBITDA and cash flow

• Targeting mid-teen adjusted EBITDA margin by 2030 • Growing demand across defense, ports and coastal resilience supports better project selection and pricing power • Continued application of disciplined bidding and risk management practices installed since 2022 • Scale from larger, more complex awards creates operating leverage as volume grows #3 ENR RANKING IN MARINE AND PORTS Source: ENR Magazine, September 2026 Design, salvage, demolition, towing and diving Underwater inspection, excavation, repair, and engineering

• Targeting high-single digit adjusted EBITDA margin by 2030 • Growing AI and cloud investment fueling demand for data center infrastructure • Applying Marine’s disciplined bidding and risk management playbook • Shifting mix toward higher-margin data center and structural work • Targeting high-single digit adjusted EBITDA margin by 2030 • Growing AI and cloud investment fueling demand for data center infrastructure • Applying Marine’s disciplined bidding and risk management playbook • Shifting mix toward higher-margin data center and structural work #12 ENR RANKING IN SPECIALTY CONCRETE Source: ENR, October 2026

OPTIMIZING CAPITAL DEPLOYMENT FOR FUTURE GROWTH AND SHAREHOLDER VALUE CAPITAL DEPLOYMENT PRIORITIES Deploy capital to drive profitable organic growth Maintain responsible leverage Capitalize on strategic opportunities Structure and execute to maximize long-term shareholder value 2.2X DEC 2030 Net Leverage as of 9/30/26* Senior Credit Facility Maturity • Net Leverage Ratio calculated as Total Debt less Cash, divided by TTM Adjusted EBITDA 1. 2. 3. 4.

HISTORICAL ANNUAL FINANCIAL SUMMARY $601 $748 $712 $796 $852 $925 2021 2022 2023 2024 2025 2026E Revenue $17 $23 $24 $42 $45 $52 2021 2022 2023 2024 2025 2026E Adjusted EBITDA • 2026 Revenue guidance midpoint signals expected growth • 2026 Revenue guidance represents 54% growth since 2021 • 9% CAGR from 2021-2026 • 2026 Adjusted EBITDA guidance more than triples from 2021 • Adjusted EBITDA guidance represents 25% CAGR from 2021-2026 ($ in millions)

THIRD QUARTER 2026 RESULTS Q3 2026 Q3 2025 Growth Revenue $256M $225M 14% GAAP Net Income per Share $0.14 $0.08 +$0.06 Adjusted EBITDA $18M $13M 37% Adjusted EPS $0.12 $0.09 +$0.03 Adjusted EBITDA Margin 7.0% 5.8% 120 bps

FISCAL YEAR 2026 GUIDANCE (AS OF OCTOBER 27, 2026) Annual Growth at Midpoint FY2026 Guidance Revenue $900 to $950 9% Adjusted EBITDA $50 to $54 15% Adjusted EPS $0.23 to $0.30 6% Capex $25 to $35 — Table in millions, except EPS and percentage changes

0 100 200 300 400 500 600 700 800 900 1000 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 New management joined Orion 22 RECENT EVOLUTION OF BACKLOG BACKLOG ($ in millions) RECENT WINS Manufacturing Facilities USACE Sargent Beach Jetty and Beach Renourishment Project Bridge Replacement Terminal Wharf Expansion Contract in Texas

VALUED PARTNER TO HIGHLY DIVERSIFIED CUSTOMER BASE

NON-GAAP SUPPLEMENTAL INFORMATION Orion Group Holdings, Inc. and Subsidiaries Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations (In Thousands, Except Margin Data) (Unaudited) Three Months Ended Nine Months Ended September 30, September 30, 2026 2025 2026 2025 Net income $ 5,473 $ 3,301 $ 6,015 $ 2,728 Income tax expense (benefit) 388 317 (5,990) 246 Interest expense, net 2,881 1,914 6,774 6,881 Depreciation and amortization 6,873 5,892 20,264 16,526 EBITDA(1) 15,615 11,424 27,063 26,381 Non-cash share-based compensation 2,094 1,376 5,487 4,018 ERP implementation — 301 135 1,131 Severance 21 31 21 608 Process improvement initiatives — — — 138 Acquisition and integration costs 187 — 1,821 — Adjusted EBITDA(2) $ 17,917 $ 13,132 $ 34,527 $ 32,276 Adjusted EBITDA margin(2) 7.0% 5.8% 5.0% 5.2% (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for non-cash share-based compensation, ERP implementation, severance, process improvement initiatives and acquisition and integration costs. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

NON-GAAP SUPPLEMENTAL INFORMATION Orion Group Holdings, Inc. and Subsidiaries Reconciliation of Adjusted Net Income (In Thousands Except Per Share Information) (Unaudited) Three Months Ended Nine Months Ended September 30, September 30, 2026 2025 2026 2025 Net income $ 5,473 $ 3,301 $ 6,015 $ 2,728 Adjusting items and the tax effects: Non-cash share-based compensation 2,094 1,376 5,487 4,018 Enterprise resource planning (“ERP”) implementation — 301 135 1,131 Severance 21 31 21 608 Process improvement initiatives — — — 138 Acquisition and integration costs 187 — 1,821 — Amortization of purchased intangibles 471 — 1,256 — Tax rate of 23% applied to adjusting items(1) (638) (393) (2,006) (1,356) Reversal of the impact of valuation allowances (2,625) (1,157) (4,812) (867) Adjusted net income $ 4,983 $ 3,459 $ 7,917 $ 6,400 Adjusted EPS $ 0.12 $ 0.09 $ 0.20 $ 0.16 (1) Items are taxed discretely using the Company's blended tax rate.

NON-GAAP SUPPLEMENTAL INFORMATION

Orion Group Holdings, Inc. and Subsidiaries
Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations
(In Thousands, Except Margin Data)
(Unaudited)

	For the Three Months Ended September 30, 2026			
	Marine	Concrete	General Corporate	Consolidated
Contract revenues	$ 161,193	$ 94,959	$ —	$ 256,152
Operating income (loss)	12,626	9,387	(13,492)	8,521
Other income	94	—	127	221
Depreciation and amortization	5,509	623	741	6,873
EBITDA[1]	18,229	10,010	(12,624)	15,615
Non-cash share-based compensation	516	260	1,318	2,094
Severance	10	—	11	21
Acquisition and integration costs	—	—	187	187
Adjusted EBITDA[2]	$ 18,755	$ 10,270	$ (11,108)	$ 17,917
Adjusted EBITDA margin[2]	11.6 %	10.8 %		7.0 %

	For the Three Months Ended September 30, 2025			
	Marine	Concrete	General Corporate	Consolidated
Contract revenues	$ 142,943	$ 82,154	$ —	$ 225,097
Operating income (loss)	19,444	481	(14,604)	5,321
Other income	100	2	109	211
Depreciation and amortization	4,404	811	677	5,892
EBITDA[1]	23,948	1,294	(13,818)	11,424
Non-cash share-based compensation	303	179	894	1,376
ERP implementation	—	—	301	301
Severance	—	—	31	31
Adjusted EBITDA[2]	$ 24,251	$ 1,473	$ (12,592)	$ 13,132
Adjusted EBITDA margin[2]	17.0 %	1.8 %		5.8 %

(1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization.
(2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for non-cash share-based compensation, ERP implementation, severance and acquisition and integration costs. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

ORION

NON-GAAP SUPPLEMENTAL INFORMATION

Orion Group Holdings, Inc. and Subsidiaries

Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations

(In Thousands, Except Margin Data)

(Unaudited)

	For the Nine Months Ended September 30, 2026			
	Marine	Concrete	General Corporate	Consolidated
Contract revenues	$ 402,165	$ 292,166	$ —	$ 694,331
Operating income (loss)	26,908	21,321	(41,818)	6,411
Other income	190	—	198	388
Depreciation and amortization	16,015	2,090	2,159	20,264
EBITDA[1]	43,113	23,411	(39,461)	27,063
Non-cash share-based compensation	1,360	694	3,433	5,487
ERP implementation	—	—	135	135
Severance	10	—	11	21
Acquisition and integration costs	—	—	1,821	1,821
Adjusted EBITDA[2]	$ 44,483	$ 24,105	$ (34,061)	$ 34,527
Adjusted EBITDA margin[2]	11.1 %	8.3 %		5.0 %

	For the Nine Months Ended September 30, 2025			
	Marine	Concrete	General Corporate	Consolidated
Contract revenues	$ 405,409	$ 213,628	$ —	$ 619,037
Operating income (loss)	45,427	4,883	(40,724)	9,586
Other income	100	13	156	269
Depreciation and amortization	13,008	2,541	977	16,526
EBITDA[1]	58,535	7,437	(39,591)	26,381
Non-cash share-based compensation	825	403	2,790	4,018
ERP implementation	—	—	1,131	1,131
Severance	—	16	592	608
Process improvement initiatives	—	—	138	138
Adjusted EBITDA[2]	$ 59,360	$ 7,856	$ (34,940)	$ 32,276
Adjusted EBITDA margin[2]	14.6 %	3.7 %		5.2 %

(1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization.
(2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for non-cash share-based compensation, ERP implementation, severance, process improvement initiatives and acquisition and integration costs. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

ORION

NON-GAAP SUPPLEMENTAL INFORMATION For the year ended December 31, 2025 Marine Concrete General Corporate Consolidated Contract revenues $ 544,831 $ 307,429 $ — $ 852,260 Operating income (loss) 61,709 8,156 (55,254) 14,611 Loss on extinguishment of debt — — (3,777) (3,777) Other income 100 14 182 296 Depreciation and amortization 17,312 3,279 1,671 22,262 EBITDA(1) 79,121 11,449 (57,178) 33,392 Non-cash share-based compensation 1,173 584 3,693 5,450 ERP implementation — — 1,367 1,367 Severance — 16 604 620 Process improvement initiatives — — 138 138 Acquisition and integration costs — — 494 494 Loss on extinguishment of debt — — 3,777 3,777 Adjusted EBITDA(2) $ 80,294 $ 12,049 $ (47,105) $ 45,238 Adjusted EBITDA margin(2) 14.7% 3.9% 5.3 % Orion Group Holdings, Inc. and Subsidiaries Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations (In Thousands, Except Margin Data) (Unaudited) (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for non-cash share-based compensation, ERP implementation, severance, process improvement initiatives, acquisition and integration costs and loss on extinguishment of debt.

NON-GAAP SUPPLEMENTAL INFORMATION Orion Group Holdings, Inc. and Subsidiaries Guidance – Adjusted EBITDA Reconciliation (In Thousands) (Unaudited) Year Ending December 31, 2026 Low Estimate High Estimate Net income $ 8,079 $ 12,079 Income tax benefit (5,400) (5,400) Interest expense, net 9,000 9,000 Depreciation and amortization 29,000 29,000 EBITDA(1) 40,679 44,679 Non-cash share-based compensation 7,300 7,300 Acquisition and integration costs 1,800 1,800 ERP implementation 200 200 Severance 21 21 Adjusted EBITDA(2) $ 50,000 $ 54,000 (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for share-based compensation, acquisition and integration costs, ERP implementation and severance.

NON-GAAP SUPPLEMENTAL INFORMATION Orion Group Holdings, Inc. and Subsidiaries Guidance – Adjusted EPS Reconciliation (In Thousands except per share information) (Unaudited) Year Ending December 31, 2026 Low Estimate High Estimate Net income $ 8,079 $ 12,079 Adjusting items and the tax effects: Non-cash share-based compensation 7,300 7,300 Amortization of purchased intangibles 1,800 1,800 Acquisition and integration costs 1,800 1,800 ERP implementation 200 200 Severance 21 21 Tax rate of 23% applied to adjusting items(1) (2,600) (2,600) Reversal of the impact of valuation allowances (7,440) (8,340) Adjusted net income(2) $ 9,160 $ 12,260 Adjusted EPS(2) $ 0.23 $ 0.30 (1) Items are taxed discretely using the Company's blended tax rate. (2) Adjusted net income and Adjusted EPS are non-GAAP measures that represent net income adjusted for share-based compensation, amortization of purchased intangibles, acquisition and integration costs, ERP implementation and severance.